ASSET ACQUISITION	3 Months Ended
Nov. 30, 2021
ASSET ACQUISITION
ASSET ACQUISITION

NOTE 3 - ASSET ACQUISITION

On November 9, 2021, the Company completed the acquisition (the “Acquisition”) of all of the assets, including intellectual property assets, relating to Mioxal®, a nutraceutical complex composed of essential amino acids, natural coenzymes and minerals, and assumed certain liabilities held by ST BioSciences, Ltd., a company organized under the laws of England and Wales (“STB”). The Acquisition was completed pursuant to the terms of the Amended and Restated Asset Purchase Agreement dated November 5, 2021. As consideration for the Acquisition, the Company paid $350,000 cash and issued 19,831,623 shares of Common Stock to STB valued at $40,654,827 or $2.05 per share based on the closing market price on November 5, 2021, which at the closing of the acquisition represented approximately 70% of the Company’s outstanding shares of Common Stock on a fully diluted basis. The aggregate fair value of the Acquisition was $41,004,827. In addition, as a result of the consummation of the Acquisitiona convertible promissory note payable to the Company for $500,000 by STB was canceled and netted against the Company’s associated convertible promissory note receivable. See Note 6 - Notes Receivable for a further discussion of the transaction.

The Mioxal® asset was acquired by STB from Ingenius Biotech S.L, a Spain corporation (“Ingenius”) on September 10, 2021. Ingenius manages the Mioxal® asset. The Ingenius milestone and stock payments were assumed by the Company in aggregate of $39,500,000 and are recorded in current and long-term liabilities in the accompanying consolidated balance sheets. Upon meeting the milestones, the first installment of $1,500,000 is due on January 15, 2022, the second installment of $1,500,000 on April 15, 2022 and $3,500,000 thereafter for each milestone event for an aggregate of $24,500,000. If the first milestone event does not occur on or before January 15, 2022, then the milestone payment will be forfeited and never owed. The milestone being a signed sales agreement with a third party to distribute Mioxal throughout Europe. In addition, Ingenius will receive three tranches of the Company’s common stock beginning twelve months from execution of agreement with STB on September 10, 2021, as follows:

•	On September 10, 2022 - $4,000,000
•	On September 10, 2023 - $5,000,000
•	On September 10, 2024 - $6,000,000
•	Total stock to be issued - $15,000,000

In addition, until the $39,500,000 is paid in cash and the Company’s common stock, Ingenius will earn an 8% royalty on all sales generated by Mioxal®.

An additional $423,000 of STB liabilities were assumed by the Company on November 9, 2021.

The assets and liabilities assumed has been valuated at the fair values as follows:

Mioxal®	$81,249,827
Other intangible assets	178,000

Less liabilities assumed:
Mioxal® liability assumed	39,500,000
Other liabilities assumed	423,000
Convertible note payable to the Company	500,000

Net fair value acquired in asset acquisition	$41,004,827

The Mioxal® asset is under development and will be amortized over the useful life of 24 years in subsequent periods with an annual amortization for $3,385,409. The other intangible assets for $178,000 are under development and will be amortized over the useful life of 21 years in subsequent periods with an annual amortization for $8,476.  All intangible assets will be tested for impairment on an annual basis or sooner if deemed necessary.

During January 2022, the 19,831,623 shares acquired by STB in the Acquisition were distributed to STB shareholders as a dividend.